UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2026

Duolingo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40653	45-3055872
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
5900 Penn Avenue
Pittsburgh, Pennsylvania 15206
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 567-6602

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DUOL	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

On February 26, 2026, Duolingo, Inc. (the “Company”) issued a press release announcing the financial results of the Company for the twelve months ended December 31, 2025. A copy of the press release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events
Duolingo’s Board of Directors has authorized a share repurchase program of up to $400 million. The program reflects the Company’s commitment to capital allocation, including returning capital to stockholders and managing dilution, while maintaining flexibility to invest in long-term growth. Repurchases under the program may be made from time to time in the open market, through privately negotiated transactions or otherwise. The actual timing, number and value of shares repurchased is subject to various factors such as market conditions, the Company’s capital and liquidity positions, contractual requirements and other considerations. The timing and amount of any repurchases will be determined at the Company’s discretion, and the program does not obligate the Company to acquire any particular amount of shares. The program has no expiration date and may be terminated, modified or discontinued at any time.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 26, 2026
99.2	Shareholder Letter dated February 26, 2026

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUOLINGO, INC.

Date: February 26, 2026	By:	/s/ Gillian Munson
Gillian Munson
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)